Summary Prospectus
May 1, 2019
SunAmerica Series Trust
SA American Funds Asset Allocation Portfolio
(Class 1 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated May 1, 2019, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is high total return (including income and capital gains) consistent with the preservation of capital over the long term.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	1.12%	1.12%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.16%	1.41%
Fee Waivers and/or Expense Reimbursements[2]	-0.60%	-0.60%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.56%	0.81%
[1]	Amounts reflect the total expenses of the Portfolio and the Master Asset Allocation Fund (as defined herein).
[2]	SunAmerica Asset Management, LLC (“SunAmerica”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.60% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without approval of the Board of Trustees of the Trust.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Asset Allocation Fund (as defined below) and the Portfolio and assumes that the contractual waiver of SunAmerica’s advisory fee continues for all periods shown. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$57	$179	$313	$ 701
Class 3 Shares	83	259	450	1,002
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).

SunAmerica Series Trust

SA American Funds Asset Allocation Portfolio
A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class 1 shares of the American Funds Insurance Series® Asset Allocation Fund (the “Master Asset Allocation Fund”), a portfolio offered by American Funds Insurance Series®, a registered open-end investment company. In turn, the Master Asset Allocation Fund seeks to provide investors with high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities and money market instruments (debt securities maturing in one year or less).
The Master Asset Allocation Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations as designated by the adviser to the Master Asset Allocation Fund or unrated but determined to be of equivalent quality by the adviser to the Master Asset Allocation Fund). Such securities are sometimes referred to as “junk bonds” and are considered speculative.
In seeking to pursue its investment goal, the Master Asset Allocation Fund will vary its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Asset Allocation Fund’s investment adviser expects (but is not required) to maintain a flexible investment mix falling within the following ranges:
40% – 80% in equity securities; 20% – 50% in debt securities; and 0% – 40% in money market instruments and cash. As of December 31, 2018, the Master Asset Allocation Fund was approximately 59% invested in equity securities, 29% invested in debt securities and 12% invested in money market instruments and cash. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.
Investment of the Portfolio’s assets in the Master Asset Allocation Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Asset Allocation Fund.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Risks of Investing in Equity Securities. The Portfolio invests primarily (through its investment in the Master Asset Allocation Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Master Asset Allocation Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Risks of Investing in Debt Instruments. The value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by debt instrument issuers. To the extent the Master Asset Allocation Fund is invested in the fixed income market, movements in the fixed income market generally may affect its performance. In addition, individual debt instruments

SunAmerica Series Trust

SA American Funds Asset Allocation Portfolio
selected for the Master Asset Allocation Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
Interest Rate Fluctuation Risk. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Lower quality fixed income securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Interest rates have been historically low, so the Master Asset Allocation Fund faces a heightened risk that interest rates may rise.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Credit quality risk is gauged, in part, by the credit ratings of the securities in which the Master Asset Allocation Fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to the credit quality or an evaluation of market risk. The Master Asset Allocation Fund’s investment adviser relies on its own credit analysts to research issuers in seeking to mitigate the risks of an issuer defaulting on its obligations.
Risk of Investing in Junk Bonds. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Master Asset Allocation Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Master Asset Allocation Fund to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for the Portfolio.
Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Master Asset Allocation Fund invests.
Risk of Thinly-Traded Securities. There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.
Risk of Foreign Exposure. The Master Asset Allocation Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent an Master Asset Allocation Fund invests in emerging markets.
Prepayment Risk. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Master Asset Allocation Fund because the Master Asset Allocation Fund will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by the Master Asset Allocation Fund may exhibit price characteristics of longer-term debt securities.
Market Risk. The Portfolio’s or the Master Asset Allocation Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Master Asset Allocation Fund’s investment adviser’s assessment of issuers held in the Master Asset Allocation Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Asset Allocation Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

SunAmerica Series Trust

SA American Funds Asset Allocation Portfolio
Master-Feeder Structure. Other “feeder” funds may also invest in the Master Asset Allocation Fund. As shareholders of the Master Asset Allocation Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Asset Allocation Fund. Feeder funds with a greater pro rata ownership in the Master Asset Allocation Fund could have effective voting control of the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Portfolio.
You should also refer to the Master Asset Allocation Fund’s prospectus that you received along with your Portfolio Prospectus. Additionally, the statements of additional information for your Portfolio and the Master Asset Allocation Fund are available free of charge upon request.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and a blended index. The blended index consists of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “Blended Index”). The table also compares the Portfolio’s average annual returns to those of the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index and a blended index. The blended index consists of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “Blended Index”). Effective December 17, 2018, the Portfolio changed its benchmark from the Blended Index to the S&P 500 Managed Risk Index – Moderate. Portfolio management believes the S&P 500 Managed Risk Index – Moderate better reflects the market sectors and securities in which the Underlying Funds primarily invest and the Portfolio’s investment strategies. Fees and expenses incurred at the Variable Contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 11.43% (quarter ended September 30, 2009) and the lowest return for a quarter was -11.84% (quarter ended September 30, 2011). The year-to-date calendar return as of March 31, 2019 was 9.44%.
Average Annual Total Returns (For the periods ended December 31, 2018)
	1 Year	5 Years	10 Years	Since Inception (9-26-16)
Class 1 Shares	-4.58%	N/A	N/A	5.52%
Class 3 Shares	-4.86%	5.02%	9.80%	N/A
Blended Index	-2.35%	6.24%	9.42%	5.51%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%	0.23%
S&P 500® Index	-4.38%	8.49%	13.12%	8.86%
Investment Adviser

SunAmerica serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust so long as the Portfolio is part of a master-feeder fund structure. Capital Research and Management Company

SunAmerica Series Trust

SA American Funds Asset Allocation Portfolio
serves as investment adviser to the Master Asset Allocation Fund.
Portfolio Managers
Name and Title	Portfolio Manager of Master Asset Allocation Fund Since
Alan N. Berro - Co-President Partner – Capital World Investors	2000
David A. Daigle Partner – Capital Fixed Income Investors	2009
Peter Eliot Partner – Capital International Investors	2016
Jeffrey T. Lager Partner – Capital International Investors	2007
Jin Lee Partner – Capital World Investors	2018
James R. Mulally Vice President – Capital Fixed Income Investors	2006
John R. Queen Partner – Capital Fixed Income Investors	2016
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock
Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contract holders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

SunAmerica Series Trust

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